UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 1, 2019

Steel Connect, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35319	04-2921333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road, Suite 170 Waltham, Massachusetts		02451
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 663-5000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 1, 2019, Steel Connect, Inc. (the “Company”) entered into a retention agreement (the “Retention Agreement”) with Louis J. Belardi, the Chief Financial Officer of the Company. Under the terms of the Retention Agreement, the Company agreed to pay Mr. Belardi $225,000 (the “Retention Payment”) in consideration for (a) his continued employment with the Company through the date of the filing (the “Retention Date”) of the Company’s Annual Report on Form 10-K for the fiscal year ending July 31, 2019, (b) his execution of a general release in substantially the form of the separation agreement attached to the Retention Agreement (the “Release”) and (c) his compliance with the terms of the Retention Agreement. In accordance with the terms of the Retention Agreement, the Company increased Mr. Belardi’s annual salary to $340,000 upon execution of that agreement.

Under the terms of the Retention Agreement, Mr. Belardi’s employment with the Company will automatically terminate as a voluntary resignation on the Retention Date. In the event that prior to the Retention Date, (i) Mr. Belardi resigns or otherwise voluntarily terminates his employment with the Company or (ii) the Company terminates Mr. Belardi for “Cause” (as defined in the Retention Agreement), Mr. Belardi will not be entitled to any portion of the Retention Payment. In the event Mr. Belardi’s employment is terminated by the Company on or prior to the Retention Date without Cause or if Mr. Belardi resigns for Good Reason (as defined in the Retention Agreement), Mr. Belardi will be entitled to receive the entire Retention Payment, subject to his execution of the Release.

The foregoing summary of the Retention Agreement with Mr. Belardi is qualified in its entirety by the Retention Agreement filed herewith as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Retention Agreement, dated February 25, 2019 (effective March 1, 2019) between Steel Connect, Inc. and Louis J. Belardi.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 5, 2019	Steel Connect, Inc.

	By:	/s/ Louis J. Belardi
		Name:	Louis J. Belardi
		Title:	Chief Financial Officer